Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flanders Corporation (the "Company"), on Form 10-Q for the quarter ended June 30, 2007, I, Steven K. Clark, President and Chief Executive Officer, hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 6, 2007

/s/Steven K. Clark

Steven K. Clark

Chief Executive Officer (Principal Executive Officer)

Chief Financial Officer (Principal Financial Officer)